DEUTSCHE ASSET MANAGEMENT VIT FUNDS
                      EAFE(R) Equity Index Fund
                        Equity 500 Index Fund
                        Small Cap Index Fund
                        Nasdaq-100 Index Fund

                  Supplement dated February 13, 2002
             to each Fund's Prospectus dated April 30, 2001


This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.


We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of contract owners or commonly controlled accounts and orders placed by a company. Because purchase orders from a company may be placed in combination with those of other contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a contract owners background and the background of any other investors or dealers involved.




            Please Retain This Supplement For Future Reference